UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2023

BITECH TECHNOLOGIES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-27407	98-0187705
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

895 Dove Street, Suite 300

Newport Beach, CA 92660

(Address of principal executive offices)

(Registrant’s telephone number, including area code: (855) 777-0888

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

Effective February 20, 2023, Bitech Technologies Corporation together with its wholly owned subsidiary Bitech Mining Corporation (collectively, the “Company”) entered into a Confidential Settlement, Mutual Release, and Share Transfer Agreement (the “C. Cao Settlement Agreement”) with Calvin Cao (“C. Cao”) and SuperGreen Energy Corporation (“SuperGreen,” together with C. Cao, the “C. Cao Parties”). The C. Cao Settlement Agreement settles as to the C. Cao Parties, the Company’s lawsuit as disclosed in its Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on February 3, 2023 (the “Cao Lawsuit”). Pursuant to the C. Cao Settlement Agreement, the C. Cao Parties terminated the Patent & Technology Exclusive and Non-Exclusive License Agreement between Bitech Mining Corporation and SuperGreen dated January 15, 2021 as amended on January 15, 2021 and on March 26, 2022 (the “License Agreement”) and SuperGreen canceled 51,507,749 shares of the Company’s common stock, par value $0.001 per share issued by the Company to SuperGreen pursuant to the License Agreement. In addition, the parties to the Settlement Agreement agreed to a mutual general release of liabilities against each other, refrain from making any disparaging remarks about each other and the Company’s filing a dismissal with prejudice of the Cao Lawsuit as to the C. Cao Parties. The Settlement Agreement also contains additional covenants, representations and warranties that are customary of litigation settlement agreements. The Company intends to continue to pursue the Cao Lawsuit as to the remaining defendants in that case, namely Michael Cao, B&B Investment Holding, LLC and Linh Dao.

The foregoing description of the Settlement Agreement is qualified in its entirety by reference to the Settlement Agreement which is attached to this Form 8-K as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this Current Report:

Exhibit No.	Description
10.1	Confidential Settlement, Mutual Release, and Share Transfer Agreement between the Company, Bitech Mining Corporation, Calvin Cao and SuperGreen Energy Corporation dated as of February 20, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BITECH TECHNOLOGIES CORPORATION

Dated: February 24, 2023	By:	/s/ Benjamin Tran
Benjamin Tran
Chief Executive Officer

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